UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 30, 2022

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	NYSE American LLC
8.25% Senior Notes due 2028	TELZ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

In connection with a Registration Statement on Form S-3ASR to be filed by Tellurian Inc. (“Tellurian” or the “Company”) on or about December 30, 2022 that will replace the Company’s Registration Statement on Form S-3ASR (File No. 333-235793) scheduled to expire on January 3, 2023, the Company is filing this Current Report on Form 8-K (this “8-K”) to retrospectively revise the consolidated financial statements of the Company that were included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2022, in order to give effect to a change in segment reporting. This 8-K will permit us to incorporate the retrospectively revised financial statements by reference, or otherwise, in future SEC filings.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (as filed with the SEC on August 3, 2022), beginning with the second quarter of fiscal year 2022, the Company began reporting its operating results through three reportable segments: Upstream, Midstream and Marketing & Trading.  Previously, the Company had operated as a single operating and reportable segment.

In Exhibit 99.1 to this 8-K, pursuant to guidance provided by the staff of the SEC, the Company has updated, to the extent applicable, the following sections of the 2021 10-K to reflect the revised segment presentation:

•	Part I, Items 1 and 2 (Our Business and Properties);
•	Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations); and
•	Part II, Item 8 (Financial Statements and Supplementary Data).

The information in Exhibit 99.1 of this 8-K updates the 2021 10-K solely for changes in the Company’s reportable segment information and the related impact to segment disclosures.  There are no changes to other disclosures presented in the 2021 10-K, including the Company’s previously reported consolidated balance sheets, statements of operations, statements of stockholders’ equity, and statements of cash flows included in the 2021 10-K.  No items in the 2021 10-K other than those identified above are being updated by this 8-K.  Information in the 2021 10-K is generally stated as of December 31, 2021, and this 8-K does not reflect any subsequent information or events other than the change in segment reporting noted above.  Without limiting the foregoing, this 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2021 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above.  More current information is contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022 and other filings with the SEC.  Exhibit 99.1 should be read in conjunction with the 2021 10-K, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022, and any other documents that the Company has filed with the SEC since August 3, 2022.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1

Tellurian Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on February 23, 2022, retrospectively revised solely to reflect changes in segment reporting in the following Items: Part I, Items 1 and 2 (Our Business and Properties); Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations); and Part II, Item 8 (Financial Statements and Supplementary Data)

101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

Date: December 30, 2022	By:	/s/ L. Kian Granmayeh
	Name:	L. Kian Granmayeh
	Title:	Executive Vice President and Chief Financial Officer